                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /_/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

      /_/   Preliminary Proxy Statement

      /_/   Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))

      /_/   Definitive Proxy Statement

      /X/   Definitive Additional Materials

      /_/   Soliciting Material Under Rule 14a-12

                             THE TOPPS COMPANY, INC.
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                (Name of Registrant as Specified in Its Charter)

                             CRESCENDO ADVISORS LLC
                      CRESCENDO PARTNERS II L.P., SERIES Y
                          CRESCENDO INVESTMENTS II, LLC
                                ERIC S. ROSENFELD
                                  ARNAUD AJDLER
                         THE COMMITTEE TO ENHANCE TOPPS
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      /X/   No fee required.

      /_/   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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      /_/   Fee paid previously with preliminary materials:

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      /_/   Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed

      Crescendo  Partners  II,  L.P.,  Series  Y has  filed a  definitive  proxy statement with the SEC in connection with the  solicitation of proxies against a proposed  merger  between The Topps Company,  Inc.  ("Topps") and a buyout group that includes Madison Dearborn  Partners,  LLC and an investment firm controlled by Michael Eisner,  which will be voted on at a special meeting of the Company's stockholders.

      Item 1: On July 10, 2007,  the New York Post  published the following news story:

DECK TOPPED

By ZACHERY KOUWE

July 10, 2007 -- Baseball  card maker Topps  pressed  shareholders  yesterday to vote for a $385 million  takeover by former Walt Disney Co. chief Michael Eisner despite a higher tender offer launched by rival card maker Upper Deck.

The  $10.75-per-share  bid from Upper Deck has too many  conditions  and doesn't have antitrust approval yet - making it risky for shareholders,  Topps said in a letter.

Eisner's Tornante Co. and private-equity  firm Madison Dearborn Partners have an existing  deal to acquire  Topps at $9.75 a share,  but that has come under fire from some of the company's largest investors who argue the price is too low.

Those shareholders,  who also have representatives on the board, have launched a proxy contest to unseat the other directors.

Some  shareholders have also called into question the role of Topps board member
Stephen Greenberg, an investment banker at Allen & Co.

Greenberg used to work under Eisner at Disney and is said to be advising Madison
Dearborn chief John Canning on a possible bid for the Chicago Cubs, according to a recent story in Fortune Magazine.

"We have been  saying all along that the Topps board is rife with  conflicts  of interest that have tainted the sale process and tilted the balance in favor of a deal with  Eisner and Madison  Dearborn,  even if it means less value for Topps'
stockholders," said Arnaud Ajdler of Crescendo Partners,  which owns 6.6 percent of Topps.

"If true,  this is just  another  example of such a conflict  of  interest  that places a cloud over the ability of this board to render objective decisions."

Upper Deck has filed with regulators for fast-track  antitrust  approval,  but a decision  won't come until  July 17.  Without  approval,  Eisner's  offer  could prevail, sources said.

Upper Deck's tender offer expires on July 24.

Upper Deck had  submitted a friendly  offer to acquire  Topps in April,  but was rejected by the company's board. It then sued and won a lawsuit against Topps to get out of a confidentiality agreement that prevented it from launching a tender offer.

Topps was then forced to postpone a shareholder meeting scheduled for June 28 to vote on the Eisner deal.

Topps shares slipped 10 cents yesterday to $10.49 in Nasdaq trading.

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                 CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The  Committee  to Enhance  Topps  (the  "Committee"),  together  with the other participants  named below, has made a definitive  filing with the Securities and
Exchange  Commission ("SEC") of a proxy statement and an accompanying proxy card to be used to  solicit  votes in  connection  with the  solicitation  of proxies against a proposed merger between The Topps Company,  Inc. (the "Company") and a buyout group that includes  Madison  Dearborn  Partners,  LLC, and an investment firm  controlled by Michael  Eisner,  which will be voted on at a meeting of the
Company's stockholders (the "Merger Proxy Solicitation").

Crescendo Advisors ("Crescendo Advisors"),  together with the other participants named  below,  intends to make a  preliminary  filing  with the  Securities  and
Exchange  Commission ("SEC") of a proxy statement and an accompanying proxy card to be used to solicit  votes for the election of its nominees at the 2007 annual meeting of stockholders of Topps (the "Annual Meeting Proxy Solicitation").

THE COMMITTEE AND CRESCENDO  ADVISORS ADVISE ALL  STOCKHOLDERS OF THE COMPANY TO
READ THE PROXY  STATEMENT AND OTHER PROXY  MATERIALS IN CONNECTION  WITH EACH OF
THE MERGER PROXY  SOLICITATION AND THE ANNUAL MEETING PROXY SOLICITATION AS THEY
BECOME AVAILABLE  BECAUSE THEY WILL CONTAIN  IMPORTANT  INFORMATION.  SUCH PROXY

MATERIALS   WILL  BE   AVAILABLE   AT  NO  CHARGE  ON  THE  SEC'S  WEB  SITE  AT
HTTP://WWW.SEC.GOV.  IN ADDITION,  THE  PARTICIPANTS IN THE PROXY  SOLICITATIONS
WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS
FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR,  D.F. KING &
CO., INC. AT ITS TOLL-FREE NUMBER: (800) 628-8532.

The participants in the Merger Proxy  Solicitation are Crescendo Advisors LLC, a
Delaware limited liability company  ("Crescendo  Advisors"),  Crescendo Partners
II,  L.P.,  Series Y, a Delaware  limited  partnership  ("Crescendo  Partners"),
Crescendo  Investments II, LLC, a Delaware limited liability company ("Crescendo
Investments"),  Eric Rosenfeld, Arnaud Ajdler and The Committee to Enhance Topps
(the "Merger Proxy Solicitation Participants").

The  participants  in the Annual Meeting Proxy  Solicitation  include the Merger
Proxy Solicitation  Participants,  together with Timothy E. Brog, John J. Jones,
Michael Appel, Jeffrey D. Dunn, Charles C. Huggins,  Thomas E. Hyland, Thomas B.
McGrath  and  Michael  R.  Rowe  (the   "Annual   Meeting   Proxy   Solicitation
Participants").  Together,  the Merger Proxy  Solicitation  Participants and the
Annual  Meeting Proxy  Solicitation  Participants  are referred to herein as the
"Participants."

Crescendo Advisors  beneficially owns 100 shares of common stock of the Company.
Crescendo  Partners  beneficially  owns 2,547,700  shares of common stock of the
Company. As the general partner of Crescendo Partners, Crescendo Investments may be deemed to beneficially own the 2,547,700  shares of the Company  beneficially owned by Crescendo  Partners.  Eric Rosenfeld may be deemed to beneficially  own
2,547,900 shares of the Company, consisting of 100 shares held by Eric Rosenfeld and Lisa  Rosenfeld  JTWROS,  2,547,700  shares Mr.  Rosenfeld  may be deemed to beneficially  own by virtue of his  position  as  managing  member of  Crescendo
Investments and 100 shares Mr.  Rosenfeld may be deemed to  beneficially  own by virtue of his position as managing  member of  Crescendo  Advisors.  Mr.  Ajdler beneficially owns 2,301 shares of the Company.

Timothy E. Brog beneficially owns 133,425 shares of common stock of the Company,
John J. Jones beneficially owns 2,301 shares of common stock of the Company, and none of Michael Appel,  Jeffrey D. Dunn,  Charles C. Huggins,  Thomas E. Hyland,
Thomas B.  McGrath  and  Michael R. Rowe  beneficially  own any shares of common stock of the Company.

FOR ADDITIONAL INFORMATION PLEASE CONTACT:
D.F. King & Co., Inc.
(800) 628-8532
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